UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 31, 2007

C-BASS 2007-CB5 Trust

(Exact name of issuing entity as specified in charter)

Asset Backed Funding Corporation

(Exact name of depositor as specified in charter)

Credit-Backed Asset Servicing and Securitization LLC

(Exact name of sponsor as specified in charter)

New York	333-130524-06	75-2533468
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(IRS employer Identification No. of depositor)

214 North Tryon Street, Charlotte, North Carolina	28255
(Address of principal executive offices)	(Zip Code)

Depositor’s telephone number, including area code	(704) 386-2400

N/A

(Former name or former address, if change since last report:)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends Exhibit 4.1 to the Form 8-K previously filed on June 15, 2007 (accession no. 0001393401-07-000020). The exhibits to the Pooling and Servicing Agreement were inadvertently omitted. The attached are the exhibits to the Pooling and Servicing Agreement.

Section 9 - Financial Statements and Exhibits

Item 9.01	(c).	Exhibits

(c)          Exhibits: The following copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

4.1
Exhibits to the Pooling and Servicing Agreement, dated May 1, 2007, by and among Asset Backed Funding Corporation, Credit-Based Asset Servicing and Securitization LLC, Litton Loan Servicing LP and LaSalle Bank National Association.

Signature page to follow

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSET BACKED FUNDING CORPORATION

By:  /s/ Juanita L. Deane-Warner
Name: Juanita L. Deane-Warner
Title:   Vice President

Date: June 18, 2007

ASSET BACKED FUNDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description	Paper (P) or Electronic (E)

4.1
Exhibits to the Pooling and Servicing Agreement, dated May 1, 2007, by and among Asset Backed Funding Corporation, Credit-Based Asset Servicing and Securitization LLC, Litton Loan Servicing LP and LaSalle Bank National Association.
E